Exhibit 10.11

THE INDEBTEDNESS AND SECURITIES EVIDENCED HEREBY ARE SUBORDINATED IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THOSE CERTAIN SUBORDINATION AGREEMENTS (AS AMENDED, RESTATED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENTS”), DATED AS OF JUNE 17, 2015 BY AND AMONG THE SUBORDINATED CREDITORS IDENTIFIED THEREIN AND MIDCAP FINANCIAL TRUST, IN ITS CAPACITY AS AGENT (TOGETHER WITH ITS AFFILIATES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, “SENIOR AGENT”) FOR THE SENIOR LENDERS (AS DEFINED IN THE SUBORDINATION AGREEMENTS), AND EACH HOLDER AND TRANSFEREE OF THIS INSTRUMENT OR AGREEMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENTS.

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

June 17, 2015

NOTE SUBSCRIPTION AGREEMENT

This NOTE SUBSCRIPTION AGREEMENT (the “Agreement”) is made as of June 17, 2015, by and among Ellipse Technologies, Inc., a Delaware corporation (the “Company”), and the persons and entities named on the Schedule of Lenders attached hereto as Schedule A (individually, a “Lender” and collectively, the “Lenders”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.         Purchase and Sale of 2015 Notes.

1.1       Sale and Issuance of 2015 Notes.

(a)        Subject to the terms and conditions of this Agreement, each Lender agrees, severally, to purchase at the Closing(s) (as defined below), and the Company agrees to sell and issue to each Lender at such Closing, a subordinated convertible promissory note substantially in the form attached hereto as Exhibit A (a “2015 Note” and collectively, the “2015 Notes”) each in the principal amount specified opposite such Lender’s name on Schedule A attached hereto (the “Note Principal Amount”).

1.2       Participation.

(a)  Amended and Restated Certificate of Incorporation.   Prior to the First Tranche Closing (as defined below), the Company shall file with the Secretary of State of the State of Delaware, an Amended and Restated Certificate of Incorporation (the “Restated Certificate”), substantially in the form attached hereto as Exhibit B.

(b)  Certain Defined Terms.  The following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

(1)        “Financing Amount” means $10,000,000 in total principal amount of the 2015 Notes.

(2)        “First Tranche Financing Amount” means the total principal amount of the 2015 Notes sold at the First Tranche Closing.

(3)        “MidCap Subordination Agreements” means those certain Subordination Agreements, dated as of the date hereof, by and among MidCap Financial Trust and its affiliates as administrative agent under the Senior Credit Agreements, the Holder, the Company, and the other parties thereto from time to time, as such Subordination Agreements may be amended, restated, or otherwise modified from time to time.

(4)        “Remaining Financing Amount” means the amount obtained by subtracting the First Tranche Financing Amount from the Financing Amount.

(5)        “Requisite Lenders” shall mean holders of 2015 Notes constituting at least 50.1% of the aggregate stated principal amount of all 2015 Notes issued pursuant to this Agreement and include, in all cases, HBM Healthcare Investments (Cayman) Ltd. (together with its affiliates, “HBM”) provided that HBM holds a 2015 Note.

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(6)        “Senior Credit Agreements” means, collectively, those certain Credit and Security Agreements, each dated as of the date hereof, each by and among MidCap Financial Trust and/or its affiliates as administrative agent, the Company as “Borrower” thereunder, and the lenders party thereto from time to time, as each Senior Credit Agreement may be amended, restated, or otherwise modified from time to time.

(7)        “Series Preferred Stock” shall mean the Company’s Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

1.3       Conversion.   The conversion features of the 2015 Notes shall be as set forth in the 2015 Notes.

1.4       Subordination.   The 2015 Notes and this Agreement shall be subject to, and subordinated to the extent and in the manner set forth in, the MidCap Subordination Agreements and the 2015 Notes.

2.         Closing.

2.1       First Tranche Closing.  The initial closing of the purchase and sale of the 2015 Notes to the Lenders hereunder (the “First Tranche Closing”) shall take place at the offices of Latham & Watkins LLP, 355 South Grand Avenue, Los Angeles, CA, at 10:00 A.M. (California time) on the date hereof, or at such other time and place as the Company and Requisite Lenders mutually agree upon orally or in writing. At the First Tranche Closing, the Company shall deliver to each Lender participating in such First Tranche Closing a 2015 Note, in the form attached hereto as Exhibit A representing the Note Principal Amount in the corresponding amount as specified on Schedule A, and such Lender shall cause to be delivered to the Company, through a wire transfer or check payable, or any combination thereof, to the Company’s order, the applicable Note Principal Amount.

2.2       Additional Closing.  To the extent that, upon the First Tranche Closing, the First Tranche Financing Amount is less than the Financing Amount, then the Company shall be permitted, at any time during the sixty (60) day period following the First Tranche Closing, to offer and sell 2015 Notes equal to the Remaining Financing Amount pursuant to this Agreement to purchasers that the Company and Requisite Lenders mutually agree upon (each such holder, an “Additional Lender” and collectively, the “Additional Lenders”). The closings of such sales shall be referred to herein as the “Additional Closings” and shall occur on a date determined by the Company and each Additional Lender, provided such date is prior to the end of the sixty (60) day period after the First Tranche Closing. All sales made at the Additional Closings (a) shall be made on the terms and conditions set forth in this Agreement, (b) the representations and warranties of the Company set forth in Section 3 hereof shall speak as of the First Tranche Closing and (c) the representations and warranties of the Additional Lenders in Section 5 hereof shall speak as of the Additional Closing. The Schedule of Lenders may be amended by the Company without the consent of the Lenders to include any Additional Lenders in the Additional Closings upon the execution by such Additional Lender of a counterpart signature page hereto and of the other agreements and documents contemplated herein. The Additional Closings shall also take place at the offices of Latham & Watkins LLP or at such other place and at such time as the Company and each Additional Lender may agree in writing. Any notes sold pursuant to this Section 2.2 shall be deemed to be “2015 Notes”, for all purposes under this Agreement and any Additional Lenders thereof shall be deemed to be “Lenders” for all purposes under this Agreement.

2.3       Closing.  The term “Closing” shall apply to the First Tranche Closing and any Additional Closing, unless otherwise specified herein.

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3.    Representations and Warranties of the Company.  Except as set forth on the Schedule of Exceptions, attached hereto as Exhibit C, the Company hereby warrants and represents to each Lender as follows:

3.1       Organization, Standing and Corporate Power.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted and to enter into this Agreement. The Company is duly qualified and authorized to do business, and is in good standing as a foreign corporation, in each jurisdiction, including California, where the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect, either individually or in the aggregate, on the business, operations, prospects, assets or condition (financial or otherwise) of the Company (a “Company Material Adverse Effect”).

3.2       Capitalization.  As of the First Tranche Closing, the authorized capital stock of the Company will consist of 110,000,000 shares of Common Stock (“Common Stock”), 8,742,867 shares of which are issued and outstanding and 85,580,757 shares of Preferred Stock, 9,441,478 shares of which are designated as Series A-1 Preferred Stock, all of which are issued and outstanding, 3,060,241 shares of which are designated as Series A-2 Preferred Stock, all of which are issued and outstanding, 12,386,899 shares of which are designated as Series B Preferred Stock, all of which are issued and outstanding, 69,120 shares of which are designated as Series B-1 Preferred Stock, all of which are issued and outstanding, and 60,623,019 shares of which are designated as Series C Preferred Stock, 45,113,740 of which are issued and outstanding. Each outstanding share of Preferred Stock is convertible into Common Stock on a one-for-one basis, and all issued and outstanding shares of the Company’s Common Stock and Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. As of the First Tranche Closing, under the Company’s 2015 Stock Option Plan (the “Plan”), (i) 3,712,867 shares have been issued pursuant to restricted stock purchase agreements and/or exercise of outstanding options, (ii) 8,029,718 options to purchase shares of Common Stock have been granted and are currently outstanding, and (iii) 3,657,415 options to purchase shares of Common Stock will remain available for future issuance to officers, directors, employees and consultants of the Company. The Company has not made any representations regarding equity incentives to any officer, employee, director or consultant that are inconsistent with the share amounts and terms set forth in the minutes and/or actions of proceedings of the Board. All issued and outstanding shares of the Company’s capital stock have been or will be duly authorized and validly issued, and have been or will be fully paid and nonassessable. Other than warrants to purchase an aggregate of 3,980,342 shares of Series C Preferred Stock, the shares reserved for issuance under the Plan and except as provided under the Company’s Third Amended and Restated Investors Rights Agreement dated as of June 20, 2011 (the “Investor Rights Agreement”), there are no outstanding rights of first refusal, preemptive rights or other rights, options, warrants, conversion rights, proxy or shareholder agreements, or other agreements of any kind, either directly or indirectly, for the purchase or acquisition from the Company of any shares of its securities. All of the outstanding shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, warrants to purchase shares of Series C Preferred Stock and shares of Common Stock have been duly and validly issued in compliance with federal and state securities laws. All outstanding shares of Common Stock, and all shares of Common Stock and Preferred Stock issuable upon the exercise or conversion of outstanding options, warrants or other exercisable or convertible securities are subject to a market standoff or “lockup” agreement of not less than 180 days following the Company’s initial public offering.

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3.3       Authorization.  All corporate actions on the part of the Company, its officers, directors, and shareholders necessary for the authorization, execution, and delivery of this Agreement and the 2015 Notes, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), and delivery of the 2015 Notes and the shares of equity securities issuable upon conversion of the 2015 Notes (collectively, the “Securities”) have been taken or will be taken prior to the First Tranche Closing. This Agreement and the 2015 Notes constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as limited by: (a) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally; (b) laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (c) state and federal securities laws with respect to rights to indemnification or contribution.

3.4       Validity of Securities.    The Securities being purchased by the Lenders hereunder, when authorized, issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable, free of restrictions on transfer (other than restrictions on transfer contained in this Agreement and under applicable federal and state laws), liens, encumbrances and, based in part upon the representations of the Lenders in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

3.5       No Default.  The Company is not in violation or default of any provisions of its Restated Certificate or Bylaws of the Company as currently in effect, or any organizational documents, or in breach with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound which violation, default or breach would have a Company Material Adverse Effect, and, to the knowledge of the Company, there does not exist any state of facts which constitutes an event of default on the part of the Company as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default.

3.6       Litigation, etc.  There are no actions, suits, proceedings, or investigations before any court or administrative agency or instrumentality pending or, to the best of the Company’s knowledge, currently threatened against or with respect to the Company (or any basis therefor known to the Company), which would reasonably be expected to result in a Company Material Adverse Effect, or any change in the current equity ownership of the Company or that questions the validity of this Agreement or the 2015 Notes, or the right of the Company to enter into any such agreements, or to consummate the transactions contemplated hereby or thereby. The foregoing includes, without limitation, actions pending or, to the best of the Company’s knowledge, threatened involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. There is no judgment, decree, writ, injunction or order of any court in effect against or with respect to the Company and the Company is not in default with respect to any order of any governmental authority to which the Company is a party or by which it is bound. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company presently intends to initiate.

3.7       Title to Properties and Assets; Liens, etc.    The Company has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance, or charge, other than (a) liens resulting from taxes which have not yet become delinquent, or (b) minor liens, encumbrances, or defects of title which do not, individually or in the aggregate, materially detract from the value of the property subject thereto or materially impair the operations of the Company.

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3.8       Subsidiaries; Partnerships.  The Company (a) has no subsidiaries, (b) does not presently own or control, directly or indirectly, any equity interest in any corporation, association, partnership, limited liability company or other business entity and (c) is not, directly or indirectly, a participant in any joint venture, partnership or similar arrangement. Since its inception, the Company has not consolidated or merged with, acquired all or substantially all of the assets of, or acquired the stock of or any interest in any corporation, association, partnership, limited liability company or other business entity.

3.9       Operation Rights.    The Company has all governmental authority, licenses, franchises, permits, certificates, consents, rights and privileges (collectively “Licenses”) as are necessary or appropriate to the operation of its business as now conducted, except for such Licenses, (a) the absence of which would not result in a Company Material Adverse Effect, or (b) with respect to proposed operations of the Company, the obtaining of which is not practicable or appropriate until such proposed operations are imminent. Such Licenses (except as provided in clauses (a) and (b) of the preceding sentence) are in full force and effect, no violations have been or are expected to have been recorded in respect of any such Licenses, and no proceeding is pending or, to the Company’s knowledge, threatened that could result in the revocation or limitation of any of such Licenses. The Company has conducted its business so as to comply in all material respects with all such Licenses.

3.10     Proprietary Information.

(a)        The Company has taken all reasonable security measures to protect the secrecy, confidentiality, and value of all trade secrets, know-how, inventions, designs, processes, and technical data required to conduct its business as presently conducted and as proposed to be conducted.

(b)        Each officer, employee, or consultant of the Company who has access to material confidential information has signed (and each such future officer, employee or consultant will sign) a proprietary information agreement substantially in the Company’s standard form of such agreement, each of which agreements remains in full force and effect as of the date hereof. To the best of the Company’s knowledge, none of the Company’s current or former officers, employees, or consultants is or will be in violation thereof, and the Company will use its commercially reasonable efforts to prevent any such violation. No employee, officer or consultant of the Company has excluded works or inventions made prior to his or her employment with the Company from his or her assignment of inventions pursuant to such person’s proprietary information and inventions agreement. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company.

(c)        The Company has not received any communications alleging that the Company or its employees has violated or infringed or, by conducting its business as proposed to be conducted, would violate or infringe any of the intellectual property owned by another person or entity.

3.11     Governmental Consents.  All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement or the 2015 Notes and the offer, sale or issuance of the Securities, or the consummation of any other transaction contemplated hereby have been obtained, or will be effective at each Closing, except for notices required or permitted to be filed with certain state and federal securities commissions after each Closing, which notices will be filed within the time period required by such laws.

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3.12     Offering.  Assuming the accuracy of the representations and warranties of the Lenders contained in Section 5 hereof, the offer, issue, and sale of the 2015 Notes and the Securities: (a) are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”); and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption, and (b) have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell any part of the Securities to any person or persons so as to bring the sale of such Securities by the Company within the registration provisions of the Act or any state securities laws.

3.13     Intellectual Property.  The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted, without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

3.14     Regulatory Matters; FDA.        The Company has obtained all necessary approvals, clearances, authorizations, licenses and registrations required by the United States federal government or its agencies and all material approvals, clearances, authorizations, licenses and registrations required by any other governmental agency or instrumentality, to permit all activities (including without limitation, pre-clinical testing) undertaken by the Company to date (the “Activities to Date”) in jurisdictions where the Company currently conducts or in the past conducted such activities, except where failure to do so would not result in a Company Material Adverse Effect (collectively, the “Regulatory Licenses”). The Company is in compliance with all material terms and conditions of each Regulatory License and with all applicable laws, rules and regulations pertaining to the Activities to Date where failure to so comply would have a Company Material Adverse Effect. The Company is in compliance with all applicable reporting requirements for all Regulatory Licenses. The Company has not received any notice or other communication from the U.S. Food and Drug Administration (the “FDA”) or any other governmental agency or instrumentality exercising comparable authority alleging any violation of any laws, rules or regulations by the Company in connection with the Activities to Date.

3.15     Tax Returns and Payments.  The Company is and always has been a subchapter C corporation. The Company has filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Company’s knowledge all other taxes due and payable by the Company on or before the First Tranche Closing, have been paid or will be paid prior to the time they become delinquent. The Company has not been advised (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

3.16     Obligations to Related Parties.  There are no obligations of the Company to officers, directors, shareholders, or employees of the Company other than (a) for payment of salary or

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fees for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board).

3.17     Real Property Holding Company.  The Company is not a real property holding corporation within the meaning of Internal Revenue Code Section 897.

3.18     Labor Agreements and Actions.  The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company, nor is the Company aware of any labor organization activity involving its employees. To the Company’s knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company; and to the Company’s knowledge, the continued employment by the Company of its present employees, and the performance of the Company’s contracts with its independent contractors, will not result in any such violation. The Company is not aware that any officer or any employee who is material to the business of the Company (each a “Key Employee”), or that any group of Key Employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Except as set forth in the Schedule of Exceptions, to the best of the Company’s knowledge, the employment of each officer and each employee of the Company is terminable at the will of the Company, and no employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. Each Key Employee is currently devoting substantially all of his or her business time to the conduct of the business of the Company. Except as provided in the Schedule of Exceptions, the Company is not aware that any Key Employee is planning to work less than full time at the Company in the future. No Key Employee is currently working or, to the best of the Company’s knowledge, plans to work for a competitive enterprise, whether or not such Key Employee is or will be compensated by such enterprise. There are no actions pending, or to the Company’s knowledge, threatened, by any former or current employee concerning such person’s employment with or termination of employment by the Company.

4.         Affirmative Covenants of the Company.  The Company covenants with respect to each Lender of an outstanding 2015 Note as follows:

4.1        Notice of Default.  For so long as any principal amount under a 2015 Note remains outstanding, the Company shall furnish to the Lenders, promptly upon becoming aware of the existence of any condition or event which constitutes an Event of Default (as defined in the 2015 Notes), written notice specifying the nature and period of existence thereof and the action which the Company is taking or proposes to take with respect thereto.

4.2        Authorizations and Approvals.  For so long as any principal amount under a 2015 Note remains outstanding, the Company shall promptly obtain, from time to time at its own expense, all such governmental and third party licenses, authorizations, consent, permits and approvals as may be required to enable the Company to comply in all material respects with its obligations under this Agreement and the 2015 Notes.

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4.3       Payment of Principal and Interest. For so long as any principal amount under a 2015 Note remains outstanding, the Company covenants and agrees that it will duly and promptly pay or cause to be paid the principal of, and interest on, each of the 2015 Notes at the place or places, at the respective times and in the manner provided in this Agreement and the 2015 Notes, and that it will comply with each and every of the other obligations set forth in the 2015 Notes. In addition, following an Event of Default (as defined in the 2015 Notes) the Company shall pay, upon demand therefor, all the costs and expenses of the Lenders (and any of them) incurred in collecting any amounts payable under the 2015 Notes. All payments shall be made by check or electronic wire transfer of immediately available United States funds.

4.4       Conduct of Business. For so long as any principal amount under a 2015 Note remains outstanding, the Company shall do, and shall cause each of its subsidiaries, if any, to do, all things necessary to maintain its legal existence and good standing under the laws of the state of its incorporation (which the Company shall maintain as the state of Delaware) and to maintain its qualifications to carry on its business, including, all governmental franchises, licenses, rights and privileges necessary for the conduct of its business and all other approvals, licenses, permits and consents required to carry on such business.

4.5       Financial Statements and Other Information.  For so long as any principal amount under a 2015 Note remains outstanding, the Company shall make available to each of the Lenders holding 2015 Notes with a principal amount equal to or in excess of $250,000:

(a)        as soon as practicable and in any event within 120 days after the end of each of its fiscal years, the audited annual financial statements of the Company consisting of balance sheets, statements operations, and statements of changes in financial position for such year, prepared in accordance with GAAP (as hereinafter defined), together with a report of the auditors thereon; and

(b)        as soon as practicable and in any event within 45 days after the end of each of the first three fiscal quarters of the year, unaudited financial statements as of the end of such period and for such period then ended and for the period from the beginning of the current fiscal year to the end of such period, prepared in accordance with GAAP.

4.6       Notice of Litigation. For so long as any principal amount under a 2015 Note remains outstanding, the Company shall give notice to each of the Lenders holding 2015 Notes with a principal amount equal to or in excess of $250,000 of the occurrence of any material litigation or proceeding affecting the Company or any of the Company’s subsidiaries if the result of any of them would reasonably be expected to have a Company Material Adverse Effect, and from time to time shall provide such Lenders with all reasonable information requested by such Lenders concerning the status of any such litigation, proceeding or dispute. Such notice shall be given within a reasonable period of time after senior management becomes aware of such litigation or proceeding.

4.7       Insurance.   For so long as any principal amount under a 2015 Note remains outstanding, the Company will maintain, and shall cause its subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to its properties and business and against such casualties and contingencies and in such types and such amounts as are maintained by similarly situated entities.

4.8       Taxes.  For so long as any principal amount under a 2015 Note remains outstanding, the Company will pay, and shall cause its subsidiaries to pay, if any, all material federal and state and other taxes or other assessments or governmental charges or levies imposed upon it or upon its income or profits or upon property belonging to it in a timely manner, unless, in any such case, the same

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is being contested in good faith by appropriate proceedings and an adequate reserve therefor has been established and is maintained in accordance with generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination (“GAAP”).

4.9       Use of Proceeds.  The Company will use the net proceeds from the issuance of the 2015 Notes solely for working capital and general corporate purposes.

5.        Representations and Warranties of the Lenders.  This Agreement is made with each Lender in reliance upon such Lender’s representations to the Company, which by Lender’s execution of this Agreement such Lender hereby confirms that:

5.1       Authorization.  Each Lender has full capacity, power and authority to enter into and perform this Agreement, and all action necessary to authorize the execution, delivery and performance of this Agreement has been taken or will be taken prior to the Closing. This Agreement constitutes, and the 2015 Notes when executed and delivered in accordance with their terms will constitute, valid and legally binding obligations of each Lender, enforceable in accordance with their respective terms, except as limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (b) laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) state and federal securities laws with respect to rights to indemnification or contribution.

5.2       Purchase Entirely for Own Account.    The Securities will be acquired for investment for such Lender’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Lender further represents that such Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations, to such person or to any third person, with respect to any of the Securities.

5.3       Disclosure of Information.    Each Lender believes it has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. Each Lender further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Lenders to rely thereon.

5.4       Investment Experience.  Each Lender is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, Lender also represents it has not been organized for the purpose of acquiring the Securities.

5.5       Accredited Investor.    Each Lender is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Act, as presently in effect, or is an investor with a pre-existing employment or business relationship with the Company.

5.6       Restricted Securities.    Each Lender understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being

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acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, each Lender represents that it is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

5.7       Legends.  It is understood that the Securities may bear one or all of the following legends:

(a) THE INDEBTEDNESS AND SECURITIES EVIDENCED HEREBY ARE SUBORDINATED IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THOSE CERTAIN SUBORDINATION AGREEMENTS (AS AMENDED, RESTATED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENTS”), DATED AS OF JUNE 17, 2015, BY AND AMONG THE SUBORDINATED CREDITORS IDENTIFIED THEREIN AND MIDCAP FINANCIAL TRUST, IN ITS CAPACITY AS AGENT (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, “SENIOR AGENT”) FOR THE SENIOR LENDERS (AS DEFINED IN THE SUBORDINATION AGREEMENTS), AND EACH HOLDER AND TRANSFEREE OF THIS INSTRUMENT OR AGREEMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENTS.

(b) THE SECURITIES REPRESENTED HEREBY AND THE SHARES OF EQUITY SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE SECURITIES ACT, OR UNLESS SOLD IN FULL COMPLIANCE WITH AN EXEMPTION UNDER THE SECURITIES ACT.

(c)        THE SECURITIES REPRESENTED HEREBY AND THE SHARES OF EQUITY SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF ARE SUBJECT TO A NOTE SUBSCRIPTION AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME, (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THAT NOTE SUBSCRIPTION AGREEMENT.

5.8       No Restrictions. There are no limitations or restrictions on each Lender’s ability to invest in the Company and to perform its obligations under this Agreement.

5.9       No “Bad Actor” Disqualification Events. Neither (a) Lender, (b) to the extent it has them, such Lender’s directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (c) any beneficial owner of any of the Company’s voting equity securities (in accordance with Rule 506(d) of the Act) held by such Lender (collectively, the “Lender Covered Persons”) is subject to any Disqualification Event (as defined below), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3). Each Lender has exercised reasonable care to determine whether any Lender Covered Person is subject to a Disqualification Event and the execution of any Note by such Lender will not subject the Company to any Disqualification Event. As used herein, the term “Disqualification Event” shall mean any of the disqualifications described in Rule 506(d)(1)(i) to (viii) under the Act.

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5.10      Further Limitations on Disposition.  Without in any way limiting the representations set forth above, each Lender further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to the representations contained in this Section 5, provided that this Section 5.10 shall not apply to the disposition of all or any portion of the shares if:

(a)        there is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement;

(b)        (i)  such Lender shall have notified the Company of the proposed disposition and shall have furnished the Company with transferor representations as may reasonably be requested by the Company, and (ii) if reasonably requested by the Company, such Lender shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act.

(c)        Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Lender which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or to the siblings, lineal descendants or ancestors of such partner or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Lender hereunder.

6.         Indemnification.

6.1       Indemnification by the Company. The Company shall indemnify and hold harmless the Lenders against any and all losses, liabilities, claims and expenses, including reasonable attorneys’ fees (“Losses”), sustained by the Lenders resulting from, arising out of, or connected with (a) any material inaccuracy in, material breach of, or material nonfulfillment of any representation, warranty, covenant or other obligation of the Company contained in this Agreement, or (b) any inaccuracy in, breach of, or nonfulfillment of any representation, warranty, covenant or other obligation of the Company contained in this Agreement where such representation, warranty, covenant or other obligation is qualified with respect to materiality. Notwithstanding the foregoing, the Company shall not be liable for any of Lenders’ lost profits or any incidental or consequential damages.

6.2       Indemnification by Lenders. Each Lender, severally and not jointly, shall indemnify and hold harmless the Company against any and all Losses sustained by the Company resulting from, arising out of, or connected with (a) any material inaccuracy in, material breach of, or material nonfulfillment of any representation, warranty, covenant or other obligation of such Lender contained in this Agreement, or (b) any inaccuracy in, breach of, or nonfulfillment of any representation, warranty, covenant or other obligation of such Lender contained in this Agreement where such representation, warranty, covenant or other obligation is qualified with respect to materiality. Notwithstanding the foregoing, no Lender shall be liable for any of the Company’s lost profits or any incidental or consequential damages.

6.3       Procedures. In the event any third party asserts any claim with respect to any matter as to which the indemnities in this Agreement relate, the party against whom the claim is asserted (the “Indemnified Party”) shall give prompt, but in any event within ten (10) days from assertion, written notice to the other party (the “Indemnifying Party”), and the Indemnifying Party shall have the right at its election to take over the defense or settlement of the third party claim at its own expense by giving prompt notice to the Indemnified Party. If the Indemnifying Party does not give such notice and does not

11

proceed diligently so to defend the third party claim within 30 days after receipt of the notice of the third party claim, the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make as to those claims and shall reimburse the Indemnified Party for its Losses and expenses related to the defense or settlement of the third party claim. The parties shall cooperate in defending against any asserted third party claims. For purposes of this Section 6, the indemnification of the Indemnified Party shall also include the indemnification of the Indemnified Party’s partners, members, officers, directors, shareholders, employees, agents, affiliates, and third parties performing services for the Indemnified Party, and the reference to this Agreement includes any certificate, schedule, list, summary or other information provided or delivered to a party by the Indemnifying Party or its agents and affiliates in connection with this Agreement.

7.         Miscellaneous.

7.1       Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2       Governing Law.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN OR IN THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO OBLIGATIONS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN ORANGE COUNTY, CALIFORNIA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH; PROVIDED, HOWEVER, THE COMPANY ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF ORANGE COUNTY, CALIFORNIA, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH HEREIN AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR FIVE (5) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

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7.3       Waiver of Jury Trial.  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE COMPANY AND LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO.

7.4       Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.5       Notices.    Any notice, approval, request, authorization, direction or other communication under this Agreement shall be given in writing and shall be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered personally to the party to whom the same is directed or transmitted by facsimile with confirmation of receipt, (ii) one (1) business day after deposit with a commercial overnight carrier, with written verification of receipt, or (iii) three (3) business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, at the address of the party set forth on the signature page of the Agreement (or at such other address as may be communicated to the notifying party in writing); provided, however, that only a nationally recognized overnight carrier shall be used to effectuate the delivery of any notices pursuant to this Section 7.5 to addresses outside the United States.

7.6       Finder’s Fee.  Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction. Each Lender severally agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which Lender or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Lender from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

7.7       Entire Agreement.  This Agreement and the other documents delivered pursuant hereto constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

7.8       Amendment and Waiver.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Requisite Lenders; provided that any amendment shall apply equally to all Lenders and all 2015 Notes issued pursuant to the Agreement. Any waiver or amendment effected in accordance with this section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each

13

future holder of all such securities, and the Company. EACH LENDER ACKNOWLEDGES THAT BECAUSE THIS AGREEMENT MAY BE AMENDED WITH THE CONSENT OF THE REQUISITE LENDERS, A LENDER’S RIGHTS HEREUNDER MAY BE AMENDED, MODIFIED, TERMINATED OR WAIVED WITHOUT SUCH LENDER’S CONSENT.

7.9       Severability.    If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.10     Confidential Information.    The Lenders acknowledge that the information received by it pursuant hereto is confidential and for such Lender’s use only, and it will refrain from using such information or reproducing, disclosing, or disseminating such information to any other person (other than its employees, affiliates, agents, or partners having a need to know the contents of such information and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or it is required by a governmental body to disclose such information.

7.11     Survival.    The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby.

7.12     Expenses.  Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement; provided, however, that the Company shall, at the First Tranche Closing, reimburse the reasonable fees and expenses of Cooley LLP (“Cooley”), counsel to HBM, not to exceed $30,000.

7.13     Waiver of Conflicts.  Each party to this Agreement acknowledges that Cooley, outside counsel to HBM, has in the past performed and is or may now or in the future represent one or more Lenders or their affiliates in matters unrelated to the transactions contemplated by this Agreement (the “Financing”), including representation of such Lenders or their affiliates in matters of a similar nature to the Financing. The applicable rules of professional conduct require that Cooley inform the parties hereunder of this representation and obtain their consent. Cooley has served as outside counsel to HBM and has negotiated the terms of the Financing solely on behalf of HBM. The Company and each Lender hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledge that with respect to the Financing, Cooley has represented solely HBM, and not the Company or any other shareholder, director or employee of the Company or any other Lender; and (c) give their informed consent to Cooley’s representation of HBM in the Financing.

7.14     Exculpation Among Lenders.  Each Lender acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Lender agrees that no Lender nor the respective controlling persons, officers, directors, partners, agents, or employees of any Lender shall be liable to any other Lender for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the 2015 Notes, or otherwise in connection with the transactions contemplated hereby. The Company acknowledges and agrees that no Lender is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, the relationship between the Company and each Lender is “arms-length” and, except for the Lenders’ representations and warranties in Section 5 hereof, any statement made by a Lender or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is

14

merely incidental to such Lender’s purchase of the 2015 Notes and has not been relied upon by the Company, its officers or directors in any way.

7.15     “Market Stand-off” Agreement. Each Lender hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the initial public offering of the Company, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days, or such longer period not to exceed thirty-four (34) days after the expiration of a 180-day period, as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendation and opinion including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), (x) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (y) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (x) or (y) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 7.15 shall apply only to the initial public offering of the Company, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Lenders only if all officers, directors, and shareholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) are subject to the same restrictions. The underwriters in connection with such registration are intended third party beneficiaries of this Section 7.15 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Lender further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 7.15 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Lenders subject to such agreements, based on the number of shares subject to such agreements.

[Signature page follows]

15

IN WITNESS WHEREOF, the parties have executed this Note Subscription Agreement as of the date first above written.

ELLIPSE TECHNOLOGIES, INC.

By:	/s/ Ed Roschak
Ed Roschak
Chief Executive Officer

Address:	101 Enterprise, Suite 100
Aliso Viejo, CA 92656

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ John C. Sites, Jr.

Print Name:	John C. Sites, Jr.

Lender:	18 Elm Street Partners, LLC

Title:

Address:	### #### #### ##### ####
###### ## #####

Telephone:	###-###-###
Facsimile:
Tax ID:	##-#######

Dated:  June 9                     , 2015

18 Elm Street Partners, LLC

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Suzanne Akhtar

Print Name:	Suzanne Akhtar

Lender:

Title:	Trustee

Address:	#### ########## ##
#### ##### ## #####

Telephone:	###-###-####
Facsimile:	###-###-####
Tax ID:	##-#######

Dated:  June 15                     , 2015

Akhtar Capital Ltd. Partnership

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Steven Almany

Print Name:	Steven Almany

Lender:

Title:	Trustee

Address:	#### ###### ####
########## ##### ## #####

Telephone:	###-###-####
Facsimile:
Tax ID:	###-##-####

Dated:  June 10                     , 2015

Steven Almany Trust

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Paul A. Scott

Print Name:	Paul A. Scott

Lender:	BioStar Ventures II-A, L.P.

Title:	CFO

Address:	### #### ######## ## ####
######## ## #####

Telephone:	###-###-####
Facsimile:	###-###-####
Tax ID:	##-#######

Dated:  June 10                     , 2015

BioStar Ventures II-A, L.P.

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Paul A. Scott

Print Name:	Paul A. Scott

Lender:	BioStar Ventures II, L.P.

Title:	CFO

Address:	### #### ######## ## ####
######## ## #####

Telephone:	###-###-####
Facsimile:	###-###-####
Tax ID:	##-#######

Dated:  June 10                     , 2015

BioStar Ventures II, L.P.

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Franklin D. Brown

Print Name:	Franklin D. Brown

Lender:

Title:

Address:	##### # ####### ##
########## ## #####-####

Telephone:	###-###-####
Facsimile:
Tax ID:

Dated:  June 12                     , 2015

Franklin Brown

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Thomas R. Brown

Print Name:	Thomas R. Brown

Lender:

Title:

Address:

Telephone:
Facsimile:
Tax ID:

Dated:  June 15                     , 2015

Tom Brown

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Walter Cuevas

Print Name:	Walter Cuevas

Lender:

Title:

Address:

Telephone:
Facsimile:
Tax ID:

Dated:  June 10                     , 2015

Walter Cuevas

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Kim Dambach

Print Name:	Kim Dambach

Lender:	Kim Dambach

Title:

Address:	### # ### ######
########## ## #####

Telephone:
Facsimile:
Tax ID:	###-##-####

Dated:  June 11                     , 2015

Kim Dambach

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Annette Darragh

Print Name:	Annette Darragh

Lender:

Title:

Address:

Telephone:
Facsimile:
Tax ID:

Dated:  June 10                     , 2015

Annette Darragh

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Pete Davis

Print Name:	Pete Davis

Lender:

Title:

Address:	##### ########
#### ##### ## ######

Telephone:	###-###-####
Facsimile:
Tax ID:	###-##-####

Dated:  June 13                     , 2015

Pete Davis

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Hilali Noordeen

Print Name:	Hilali Noordeen

Lender:	Eleison S.L.

Title:	Director

Address:	## ####### ##
###### ### ###

Telephone:	############
Facsimile:
Tax ID:

Dated:                                   , 2015

Eleison S.L.

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Christopher Cates

Print Name:	Christopher Cates

Lender:	Essex Medical Ventures, LLC

Title:	Member

Address:	## ### #####
########## ##### ## #####

Telephone:
Facsimile:
Tax ID:

Dated:  June 11                     , 2015

Essex Medical Ventures, LLC

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Thomas J. Fogarty

Print Name:	Thomas J. Fogarty

Lender:	Thomas Fogarty Separate Property Trust

Title:	Trustee

Address:	### ##### ##### ### #
######## #### ## #####

Telephone:	###-###-####
Facsimile:
Tax ID:	##-#######

Dated:  June 10                     , 2015

Thomas Fogarty Separate Property Trust DTD

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Samuel E. Navarro

Print Name:	Samuel E. Navarro

Lender:	Fractal Holdings, LLC

Title:	Managing Partner

Address:	## ### #### ###
### ### ## #####

Telephone:	###-###-####
Facsimile:
Tax ID:	##-#######

Dated:  June 11                     , 2015

Fractal Holdings, LLC

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Edward A. Gage, Jr. Kathleen J. Gage

Print Name:	Edward A. Gage, Jr. Kathleen J. Gage

Lender:

Title:

Address:	##### ######## ##
##### #### ## #####

Telephone:	###-###-####
Facsimile:	###-###-####
Tax ID:	###-###-####

Dated:  June 11                     , 2015

Edward A. Gage, Jr. and Kathleen J. Gage

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Jean Marc LeSieur

Print Name:	Jean Marc LeSieur

Lender:	HBM Healthcare Investments (Cayman) Ltd.

Title:	Director

Address:	######### ###### ##### ## ### #
## #### #### ### ######
#### ### ##### ###### ###### ######
Telephone:	###-###-####
Facsimile:	###-###-####
Tax ID:

Dated:                                   , 2015

HBM Healthcare Investments (Cayman) Ltd.

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Michael R. Henson

Print Name:	Michael R. Henson

Lender:	HBM-MedFocus, LLC

Title:	Principal Manager

Address:

Telephone:
Facsimile:
Tax ID:

Dated:                                   , 2015

HBM-MedFocus, LLC

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Patricia W. Heffern

Print Name:	Patricia W. Heffern

Lender:

Title:

Address:	# ##### #### ##
## ##### ## #####

Telephone:	###-###-####
Facsimile:
Tax ID:	###-##-####

Dated:  June 14                     , 2015

Patricia Webster Heffern

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Michael Henson

Print Name:	Michael Henson

Lender:	Courtney M. Henson Trust I

Title:	Trustee

Address:	# ### ######
#### ## #### ## #####

Telephone:	###-###-####
Facsimile:
Tax ID:

Dated:  June 17                     , 2015

Courtney M. Henson Trust I

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Michael Henson

Print Name:	Michael Henson

Lender:	The Henson Family Trust, dated 1/7/87

Title:	Trustee

Address:	# ### ######
#### ## #### ## #####

Telephone:
Facsimile:
Tax ID:	###-##-####

Dated:  June 17                     , 2015

The Henson Family Trust, dated 1/7/87

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Fred Holubow

Print Name:	Fred Holubow

Lender:

Title:

Address:

Telephone:
Facsimile:
Tax ID:

Dated:                                   , 2015

Fred Holubow

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Joseph Horton

Print Name:	Joseph Horton

Lender:

Title:

Address:

Telephone:
Facsimile:
Tax ID:

Dated:                                   , 2015

Joseph A. Horton, MD

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Michael R. Henson

Print Name:	Michael R. Henson

Lender:	JAIC-Henson MedFocus Accelerator Fund, LLC

Title:	Principal Manager

Address:

Telephone:
Facsimile:
Tax ID:

Dated:                                   , 2015

JAIC-Henson MedFocus Accelerator Fund, LLC

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Javad Jamshidi

Print Name:	Javad Jamshidi

Lender:

Title:

Address:	#### ##### ##
######## ## #####

Telephone:	###-###-####
Facsimile:	###-###-####
Tax ID:	###-##-####

Dated:  June 11                     , 2015

Mitra and Javad Jamshidi

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Stewart Jester

Print Name:	Stewart Jester

Lender:	Stewart Jester

Title:

Address:

Telephone:
Facsimile:
Tax ID:

Dated:  June 15                     , 2015

Stewart Jester

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Paul K. Joas

Print Name:	Paul K. Joas

Lender:	Paul K. Joas

Title:	Senior VP-Financial Consultant

Address:	## ##### ##### #####
########### ## #####-####

Telephone:	###-###-####
Facsimile:	###-###-####
Tax ID:

Dated:  June 10                     , 2015

Paul K. Joas

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ John Kilcoyne

Print Name:	John Kilcoyne

Lender:

Title:

Address:

Telephone:
Facsimile:
Tax ID:

Dated:                                         , 2015

John Kilcoyne

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Kevin Kotler

Print Name:	Kevin Kotler

Lender:

Title:

Address:

Telephone:
Facsimile:
Tax ID:

Dated:  June 10                     , 2015

Kevin Kotler

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Nicholas J. Lembo

Print Name:	Nicholas J. Lembo

Lender:

Title:

Address:	### ####### #### ##
####### ## #####

Telephone:
Facsimile:
Tax ID:

Dated:  June 10                     , 2015

Nicholas J. Lembo

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Susan Zachary Lembo

Print Name:	Susan Zachary Lembo

Lender:

Title:

Address:	### ####### #### ##
####### ## #####

Telephone:
Facsimile:
Tax ID:

Dated:  June 10                     , 2015

Susan Zachary Lembo

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Nicholas J. Lembo IRA Rollover

Print Name:	Nicholas J. Lembo

Lender:	National Financial Services LLC CUST FBO

Title:

Address:	### ####### #### ##
####### ## #####

Telephone:
Facsimile:
Tax ID:

Dated:  June 10                     , 2015

National Financial Services LLC CUST FBO Nicholas J. Lembo IRA Rollover

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ William J. Livingston Trustee

Print Name:	William J. Livingston Trustee

Lender:

Title:	Trustee

Address:	#### ######## ##
####### ##### ## #####

Telephone:	###-###-####
Facsimile:
Tax ID:

Dated:  June 10                     , 2015

William J. Livingston Trustee of the W & J Trust UAD: 11/24/92

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ David MacDonald

Print Name:	David MacDonald

Lender:

Title:

Address:	##### ########### ##
######## ## #####

Telephone:	###-###-####
Facsimile:
Tax ID:	###-##-####

Dated:  June 12                     , 2015

David D. MacDonald

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Gary McCord

Print Name:	Gary McCord

Lender:

Title:

Address:	#### ##### #####
####### ### ## #####

Telephone:	###-###-####
Facsimile:
Tax ID:	###-##-####

Dated:  June 13                     , 2015

Gary McCord

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Beat Merz

Print Name:	Beat Merz

Lender:

Title:

Address:	######## ##
#### #######
###########
Telephone:	###########
Facsimile:
Tax ID:	N.A.

Dated:  June 15                     , 2015

Beat Merz

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Jane E. Metcalf

Print Name:	Jane E. Metcalf

Lender:

Title:

Address:

Telephone:
Facsimile:
Tax ID:

Dated:                                     , 2015

Jane Metcalf

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Samuel E. Navarro

Print Name:	Samuel E. Navarro

Lender:	Navarro Holdings, LLC

Title:	Managing Partner

Address:	## ### #### ###
### ### ## #####

Telephone:	###-###-####
Facsimile:
Tax ID:	##-#######

Dated:  June 11                     , 2015

Navarro Holdings, LLC

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Nasrin A. Owsia

Print Name:	Nasrin A. Owsia

Lender:

Title:

Address:

Telephone:
Facsimile:
Tax ID:

Dated:  June 10                     , 2015

Nasrin Owsia, MD

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Douglas Reed

Print Name:

Lender:

Title:

Address:	#### ##### #### ##
###### #### ## #####

Telephone:	###-###-####
Facsimile:
Tax ID:	###-##-####

Dated:  June 12                     , 2015

Douglas Reed

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Victor Morgenstern

Print Name:	Victor Morgenstern

Lender:	Resolute Partners, L.P.

Title:	GP

Address:	### #### ###
######## #### ## #####

Telephone:	###-###-####
Facsimile:	###-###-####
Tax ID:	##-#######

Dated:  June 10                     , 2015

Resolute Partners, L.P.

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ John C. Sites, Jr.

Print Name:	John C. Sites, Jr.

Lender:	John C. Sites, Jr.

Title:

Address:	### #### #### ##### ##
###### ## #####

Telephone:	###-###-####
Facsimile:
Tax ID:	###-##-####

Dated:  June 9                     , 2015

John C. Sites, Jr.

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Fred Holubow

Print Name:

Lender:

Title:	General Partner

Address:

Telephone:
Facsimile:
Tax ID:

Dated:                                   , 2015

Starbow Partners, LLC

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Jeffrey Thiel

Print Name:	Jeffrey Thiel

Lender:	Thiel Family Trust

Title:	Trustee

Address:	# ##########
###### ###### ## #####

Telephone:	###-###-####
Facsimile:
Tax ID:	###-##-####

Dated:                                   , 2015

Jeffrey H. Thiel and Ann L. Thiel, Co-Trustees of the Thiel Family Trust

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Jonathan Fassberg

Print Name:	Jonathan Fassberg

Lender:	Trout Partners, LLC

Title:	CEO

Address:	### ########
### #### ## #####

Telephone:
Facsimile:
Tax ID:	##-#######

Dated:  June 15                     , 2015

Trout Partners, LLC

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Jeffrey J. Valko

Print Name:	Jeffrey J. Valko

Lender:	Jeffrey J. Valko

Title:

Address:	#### ##### ## ### ######
### ######## ## #####

Telephone:	###-###-####
Facsimile:
Tax ID:	###-##-####

Dated:  June 15                    , 2015

Jeffrey J. Valko

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Jack Polsky

Print Name:	Jack Polsky

Lender:	VHP-Charles 76 Trust dated 12/10/99

Title:	Trustee

Address:	### # ##### ## ##### ####
####### ## #####

Telephone:	###-###-####
Facsimile:
Tax ID:	##-#######

Dated:  June 11                     , 2015

VHP-Charles 76 Trust dated 12/10/99

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Charles V. Polsky

Print Name:	Charles V. Polsky

Lender:	WHI Morula Fund, LLC

Title:	Portfolio Manager William Harris
Investors, Inc. as Manager of WHI
Morula Fund, LLC

Address:	### # ###### ## ##### ####
####### ## #####

Telephone:	###-###-####
Facsimile:
Tax ID:	##-#######

Dated:  June 11                    , 2015

WHI Morula Fund, LLC

IN WITNESS WHEREOF, intending to be legally bound, and intending that this Agreement constitute an instrument executed and delivered under seal, the parties have caused this Agreement to be executed under seal as of the date first written above.

SUBORDINATED CREDITORS

Gregory H. Wolf

By:	/s/ Gregory H. Wolf

Name:	Gregory H. Wolf

Title:

Subordination Agreement (Term) Signature Page

OMNIBUS SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

NOTE SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Note Subscription Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:	/s/ Steven J. Yakubov

Print Name:	Steven J. Yakubov

Lender:

Title:

Address:	#### ######## ##
######## ## #####

Telephone:	###-###-####
Facsimile:
Tax ID:	###-##-####

Dated:  June 14                     , 2015

Steven J. Yakubov

SCHEDULE A

SCHEDULE OF LENDERS

FIRST TRANCHE CLOSING – JUNE 17, 2015

NAME	2015 NOTE AMOUNT	NOTE NUMBER
18 Elm Street Partners, LLC	$41,207.93	001
Akhtar Capital Ltd. Partnership	$10,034.93	002
Steven Almany Trust	$29,971.70	003
BioStar Ventures II, L.P.	$286,728.42	004
BioStar Ventures II-A, L.P.	$57,210.86	005
Franklin Brown	$9,749.58	006
Tom Brown	$8,604.15	007
Walter Cuevas	$12,466.94	008
Annette Darragh	$24,709.79	010
Pete Davis	$6,437.49	011
Eleison S.L	$76,727.29	012
Essex Medical Ventures, LLC	$11,083.22	013
Thomas Fogarty Separate Property Trust DTD 2/6/87	$53,473.28	014
Fractal Holdings, LLC	$25,480.59	015
Edward A. Gage, Jr. and Kathleen J. Gage	$16,982.72	016
HBM Healthcare Investments (Cayman) Ltd.	$3,301,818.35	017
HBM-MedFocus, LLC	$754,477.14	018
Courtney M. Henson Trust I	$37,083.19	020
The Henson Family Trust, dated 1/7/87	$160,528.21	021
Fred Holubow	$57,580.67	022
Joseph A. Horton, MD	$81,597.53	023
JAIC-Henson MedFocus Accelerator Fund, LLC	$277,043.53	024
Mitra and Javad Jamshidi	$18,598.63	025
Stewart Jester	$7,439.29	026
Paul K. Joas	$21,567.95	027
John Kilcoyne	$21,823.80	028
Kevin Kotler	$65,155.55	029
Nicholas J. Lembo	$1,104,588.42	030
Susan Zachary Lembo	$67,385.08	031
National Financial Services LLC CUST FBO Nicholas J. Lembo IRA Rollover	$163,000.11	032
William J. Livingston Trustee of the W & J Trust UAD: 11/24/92	$99,863.44	033
David D. MacDonald	$33,965.74	034
Gary McCord	$57,783.35	035
Beat Merz	$36,706.16	036
Jane Metcalf	$21,792.30	037
Navarro Holdings, LLC	$22,144.62	038
Nasrin Owsia, MD	$18,598.63	039
Douglas Reed	$32,498.75	040
Resolute Partners, L.P.	$68,787.79	041
John C. Sites, Jr.	$38,811.34	042
Starbow Partners, LLC	$180,000.00	043
Jeffrey H. Thiel and Ann L. Thiel, Co-Trustees of the Thiel Family Trust	$17,973.06	044

Trout Partners, LLC	$21,305.95	045
Jeffrey J. Valko	$17,477.53	046
VHP-Charles 76 Trust dated 12/10/99	$49,868.22	047
WHI Morula Fund, LLC	$149,494.47	048
Gregory H. Wolf	$39,506.37	049
Steven J. Yakubov	$16,982.72	050

Total	$7,734,116.78

ADDITIONAL CLOSING – JUNE 25, 2015

NAME	2015 NOTE AMOUNT	NOTE NUMBER
Nathan E. Brill	$57,950.34	009
JAIC-Henson MedFocus Fund II, LLC	$290,763.06	019
Tracy Pearson	$21,041.15	051
Wex-Med II LLC	$1,896,128.67	052

Total	$2,265,883.22

EXHIBIT A

FORM OF NOTE

THE INDEBTEDNESS AND SECURITIES EVIDENCED HEREBY ARE SUBORDINATED IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT (AS AMENDED, RESTATED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”), DATED AS OF JUNE 17, 2015 BY AND AMONG THE SUBORDINATED CREDITORS IDENTIFIED THEREIN AND MIDCAP FINANCIAL TRUST, IN ITS CAPACITY AS AGENT (TOGETHER WITH ITS AFFILIATES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, “SENIOR AGENT”) FOR THE SENIOR LENDERS (AS DEFINED IN THE SUBORDINATION AGREEMENT), AND EACH HOLDER AND TRANSFEREE OF THIS INSTRUMENT OR AGREEMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

THIS SUBORDINATED CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

ELLIPSE TECHNOLOGIES, INC.

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$[●]	June 17, 2015

FOR VALUE RECEIVED, Ellipse Technologies, Inc., a Delaware corporation (the “Company”), promises to pay to the order of [●], or its registered assigns (the “Holder”), the principal sum of $[●] together with all accrued and unpaid interest thereon, as hereinafter provided. Holder acknowledges that this Subordinated Convertible Promissory Note (this “Note”) is one of a number of similar promissory notes issued or to be issued by the Company (collectively, the “2015 Notes”) pursuant to the terms of that certain Note Subscription Agreement, dated as of June 17, 2015 (the “Agreement”). If any dispute arises between the terms of the Agreement and the terms of this Note, the terms of the Agreement shall prevail. Capitalized terms used but not defined herein have the meanings given thereto in the Agreement. The Company shall use the proceeds of this Note for working capital and general corporate purposes other than personal, family or household use.

1. Interest. The unpaid principal amount of this Note shall bear compounding interest at a rate equal to six percent (6%) per annum, based on a three hundred sixty-five (365) day year. Interest shall commence with the date hereof and shall continue to accrue on a daily basis on the unpaid principal until paid in full.

2. Payments. Unless converted earlier pursuant to Section 3 of this Note, the outstanding principal balance and unpaid accrued interest on this Note shall become fully due and payable on January 1, 2020 (the “Maturity Date”); provided, however, the Maturity Date may be extended with the mutual consent of the Company and the Requisite Lenders; provided, further, that if the Maturity Date is extended, the outstanding principal balance and unpaid accrued interest on this Note shall become fully due and payable upon the earlier of (a) such extended Maturity Date, (b) the written demand by the

Holder, in accordance with Section 3(c) below, before the consummation of a Change of Control, or (c) the occurrence of an Event of Default (as defined below). All payments of principal and interest under this Note shall be made in lawful money of the United States of America at the principal place of business of Holder or at such other place as Holder shall have designated in writing. Payments shall first be applied to accrued interest and thereafter to outstanding principal. The Company may not prepay this Note prior to the Maturity Date unless the Requisite Lenders have consented to such prepayment in writing.

3. Conversion.

(a) Conversion upon Next Financing. The outstanding principal balance and unpaid accrued interest on this Note shall automatically convert, at the closing of the Company’s next bona fide round of equity financing after the date hereof in which it sells shares of Equity Securities (as defined below) and in which gross proceeds received by the Company exceed $3,000,000 excluding amounts attributable to the conversion of the Notes and other outstanding indebtedness (the “Next Financing”), into shares of such Equity Securities at a per share conversion price equal to the product of (x) 0.80 and (y) the per share price paid by investors in the Next Financing (such per share conversion price, the “Next Financing Conversion Price”), provided such financing closes prior to the Maturity Date. The number of shares of Equity Securities to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the aggregate outstanding principal balance and unpaid accrued interest due on the Note on the date of conversion by (ii) the Next Financing Conversion Price, and the issuance of such shares upon conversion of the Note shall be upon and subject to the same terms and conditions applicable to the Equity Securities. For the purposes of the Note, the following shall not be deemed, without limitation, to be a Next Financing: (i) the Company’s issuances of options or stock under its existing employee stock option plans and (ii) the Company’s issuance of convertible promissory notes and/or warrants issued in connection with any bridge financings. In the event that prior to a Next Financing there is a “Qualified IPO” (as hereinafter defined) or “Change of Control” (as hereinafter defined), this Note shall convert into capital stock of the Company or become immediately due and payable pursuant to Section 3(b) or 3(c), as applicable, herein. For purposes of this Note, “Equity Securities” shall mean the Company’s Preferred Stock or any securities conferring the right to purchase the Company’s Preferred Stock or securities convertible into, or exchangeable for (with or without additional consideration), the Company’s Preferred Stock (excluding the 2015 Notes, all warrants of the Company outstanding as of the date hereof, and all convertible notes and warrants pursuant to the Agreement), in each case issued in the Next Financing, as the case may be, following the date of the Agreement, except that such defined term shall not include any security granted, issued and/or sold by the Company to any employee, director or consultant for services rendered in such capacity. Upon conversion of this Note pursuant to Section 3(a), Holder will execute and deliver to the Company all transaction documents entered into by other purchasers of the Company’s Equity Securities in connection with the Next Financing; provided, however, that such transaction documents are the same documents to be entered into with all other purchasers in connection with the Next Financing.

(b) Conversion upon Initial Public Offering. In the event of a “Qualified IPO” (as defined in the Company’s Amended and Restated Certificate of Incorporation, as may be amended or restated from time to time (the “Charter”)) prior to the Next Financing, the outstanding principal balance and unpaid accrued interest on the Notes shall automatically convert immediately prior to the closing of such Qualified IPO into the shares of Common Stock of the Company at a per share conversion price equal to the product of (x) 0.75 and (y) the per share price at which the Common Stock is offered to the public in the Qualified IPO (the “IPO Conversion Price”). The number of shares of Common Stock to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the aggregate outstanding principal balance and unpaid accrued interest due on the Notes on the date of conversion by (ii) the IPO Conversion Price.

(c) Conversion upon Change of Control. In the event of a Change of Control (as hereinafter defined) prior to the Next Financing, the Company shall provide the Holder at least fifteen (15) days advance written notice of the closing of any proposed Change of Control. The Holder shall have the option (but not the obligation) to elect, by written notice to the Company within fifteen (15) days following the receipt of such notice (the “Election Period”), to receive (as full satisfaction of this Note) an amount equal to (a) one and one half (1.5) multiplied by (b) the outstanding principal balance on this Note together with the accrued but unpaid interest (the “Liquidation Payment”). Such repayment shall be made at the closing of the Change of Control, and shall be paid prior and in preference to any distribution of any assets or funds of the Company to the holders of the Company’s outstanding capital stock (including, but not limited to, holders of the Company’s Preferred Stock then outstanding) in connection with the Change of Control. If the Holder does not provide written notice to the Company during the Election Period of its election to receive the Liquidation Payment, the outstanding principal balance and unpaid accrued interest on this Note shall automatically convert into shares of the Company’s Series C Preferred Stock at a conversion price per share equal to (a) two (2) multiplied by (b) the Series C Original Issue Price (as defined in the Charter), which is $0.46 as of the date hereof, subject to adjustment for stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like. “Change of Control” shall mean (x) the acquisition of the Company pursuant to a consolidation, or merger, of the Company with, or into, any other person in which the Company is not the surviving corporation (other than a reincorporation) and the holders of more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company prior to such merger or consolidation hold, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of the surviving corporation, (y) the sale, lease, license or other disposition of all or substantially all of the assets of the Company to any other person or (z) any sale or transfer of any capital stock of the Company after the date hereof, following which more than fifty percent (50%) of the combined outstanding voting power of the Company becomes beneficially owned by one person or group acting together, excluding any sales of capital stock by the Company, the primary purpose of which is to raise funding for the Company. For purposes of the foregoing definition, “person” and “group” shall have the meanings ascribed to such terms in Section 13(d)(1) of the Exchange Act.

(d) Reservation of Stock Issuable On Conversion. If, at the time of conversion, there are insufficient authorized shares of Equity Securities, Series C Preferred Stock or Common Stock (collectively, any such securities into which the 2015 Notes shall become convertible are the “Conversion Stock”) to permit conversion of the 2015 Notes in full, the Company shall take all corporate action necessary to authorize a sufficient number of shares of Conversion Stock to permit such conversion in full, and each Holder agrees to cooperate with the Company and to vote any of its voting securities of the Company in favor of any action requiring shareholder consent to authorize or issue Conversion Stock to permit such conversion in full.

(e) Manner of Conversion. If this Note is automatically converted pursuant to Section 3(a), 3(b) or 3(c) above, the Company shall deliver written notice to the Holder of this Note at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice, or if no such address appears or is given, at the place where the principal executive office of the Company is located, notifying the Holder of the conversion to be effected, specifying the conversion price, the principal amount of this Note to be converted, the amount of accrued interest to be converted, the date on which such conversion will occur and calling upon such Holder to surrender this Note to the Company, in the manner and at the place designated, and to identify the name or names in which the certificate or certificates for shares into which this Note is convertible are to be issued pursuant to such conversion.

(f) Fractional Shares. No fractional shares shall be issued upon conversion of this Note. In place of a fractional share, the Company shall pay the Holder an amount equal to the product obtained by multiplying the fractional share by the conversion price per share for the applicable share.

(g) Delivery of Stock Certificates. At its expense, the Company shall, as soon as practicable after the delivery of this Note by the Holder, issue and deliver to such Holder at such principal office (or, at the Holder’s option, by registered or certified mail to the Holder) a certificate or certificates for the number of shares to which the Holder shall be entitled upon such conversion (bearing such legends as are required by the Agreement and applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described in Section 3(f).

(h) Effect of Conversion. In the event of any conversion of this Note, such conversion shall be deemed to have been made immediately prior to the closing of the event triggering the conversion and on and after such date the Holder of this Note shall be treated for all purposes as the record holder and shall have all of the rights and obligations attaching to such shares. Upon conversion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note.

4. Covenants of the Company

(a) Covenants as to Shares. The Company covenants and agrees that all shares that may be issued upon the exercise of the rights represented by this Note will, upon issuance, be validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof.

(b) No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of the Charter, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

(c) Notice of Record Date. The Company shall give notice to the Holder in the event of: (i) any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or (iii) any voluntary or involuntary dissolution, liquidation or winding up of the Company. The Company will mail such notice to the Holder of this Note at least fifteen (15) days prior to the earliest date specified therein, specifying: (y) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; or (z) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and the record date for determining shareholders entitled to vote thereon.

5. Subordination. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company’s Senior Indebtedness (as defined below).

(a) Senior Indebtedness. As used in this Note, the term “Senior Indebtedness” shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Note, the principal of (and premium, if any), unpaid interest on and amounts reimbursable, fees, expenses, costs of enforcement and other amounts due in connection with: (i) indebtedness of the Company to banks, commercial finance lenders, insurance companies, leasing or equipment financing institutions or other lending institutions regularly engaged in the business of lending money (excluding debt that is convertible or exercisable into equity through venture capital, investment banking or similar institutions which sometimes engage in lending activities but which are primarily engaged in investments in equity securities), which is for (A) money borrowed on or before the date of this Note, or (B) the purchase or leasing of equipment, goods or services, and in the case of a lease or other equipment financing, whether or not secured, (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor, and (B) all “Obligations” under and as defined in the Senior Credit Agreements shall constitute “Senior Indebtedness.”

(b) Default on Senior Indebtedness. If there shall occur an event of default which has been declared in writing with respect to any Senior Indebtedness, as defined therein, or in the instrument under which it is outstanding, permitting the holder to accelerate the maturity thereof and the Holder shall have received written notice thereof from the holder of such Senior Indebtedness, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of, interest on, or any other amount payable pursuant to the 2015 Notes or the Agreement.

(c) Further Assurances. By acceptance of this Note, the Holder agrees to execute and deliver customary forms of subordination agreements requested from time to time by holders of Senior Indebtedness, and as a condition to the Holder’s rights hereunder, the Company may require that the Holder execute such forms of subordination agreements, and if any provision in any such subordination agreement conflicts with any provision of this Note or the Agreement, such subordination agreement shall govern

(d) Other Indebtedness. No indebtedness which does not constitute Senior Indebtedness shall be senior in any respect to the indebtedness represented by this Note.

(e) Reserved.

(f) No Impairment. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 5 to receive cash, securities or other properties otherwise payable or deliverable to the Holder, and subject to the Subordination Agreement, nothing contained in this Section 5 shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Holder, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

(g) Reliance of Holders of Senior Indebtedness; Separate Subordination Agreement. The Holder, by its acceptance hereof, shall be deemed to acknowledge and agree that: (i) the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each holder of Senior Indebtedness, and each such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Indebtedness; and (ii) Holder shall execute and be bound by the MidCap Subordination Agreement; if any provision in such MidCap Subordination Agreement conflicts with any provision of this Note or the Agreement, such MidCap Subordination Agreement shall govern.

6. Events of Default. For purposes hereof, the occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a) the failure by the Company to make any payment of principal or any other amount payable when due under this Note;

(b) the Company shall default in its performance of any covenant under this Note or the Agreement and such failure remains unremedied for fifteen (15) days following the Company’s receipt of notice of such default;

(c) the filing of a petition by or against the Company under any provision of applicable bankruptcy, reorganization, insolvency, moratorium or similar law, which petition is not dismissed within sixty (60) days;

(d) the appointment of a receiver, trustee, custodian or liquidator of or for all or any part of the assets or property of the Company, which appointment is not dismissed within sixty (60) days;

(e) the insolvency of the Company or admission by the Company of its general inability to pay its bills;

(f) the default of any Senior Indebtedness that is not waived or cured within the period provided for such waiver or cure pursuant to the terms of such Senior Indebtedness; or

(g) the making of a general assignment for the benefit of creditors by the Company.

Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of the Holder with the prior written consent of the Requisite Lenders, and in the case of an Event of Default pursuant to (c), (d), (e), or (g) above, automatically, be immediately due, payable and collectible by the Holder pursuant to applicable law.

7. Waiver of Demand and Certain Other Rights. To the fullest extent permitted by applicable law, the Company waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the obligations or liabilities evidenced hereby, (b) the benefit of all valuation, appraisal and exemption laws, and (c) the right to plead any and all statutes of limitations as a defense to any demands hereunder.

8. Miscellaneous

(a) Successors and Assigns. The rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the permitted successors, assigns, heirs, administrators and transferees of the parties.

(b) Waivers and Amendments. This Note may be amended, modified or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by the Company and the Requisite Lenders; provided that any amendment shall apply equally to all Lenders and all Notes issued pursuant to the Agreement. Any amendment, modification, termination or waiver so effected shall be binding upon the Company, the Lenders and all of their respective successors and permitted assigns whether or not such party, assignee or other shareholder entered into or approved such amendment, modification, termination or waiver. No waivers of or exceptions to any term, condition or provision of this Note, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision. HOLDER ACKNOWLEDGES THAT BECAUSE THIS NOTE MAY BE AMENDED WITH THE CONSENT OF THE REQUISITE LENDERS, HOLDER’S RIGHTS HEREUNDER MAY BE AMENDED, MODIFIED, TERMINATED OR WAIVED WITHOUT HOLDER’S CONSENT.

(c) Governing Law. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO OBLIGATIONS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN ORANGE COUNTY, CALIFORNIA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND HOLDER PERTAINING TO THIS NOTE OR ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH; PROVIDED, HOWEVER, THE COMPANY ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF ORANGE COUNTY, CALIFORNIA, AND, PROVIDED, FURTHER, NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF HOLDER. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH HEREIN AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR FIVE (5) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

(d) Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE,

TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE COMPANY AND HOLDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS NOTE OR ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO.

(e) Entire Agreement. This Note and the Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

(f) Notices. Any notice, approval, request, authorization, direction or other communication under this Note shall be given in writing and shall be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered personally to the party to whom the same is directed or transmitted by facsimile with confirmation of receipt, (ii) one (1) business day after deposit with a commercial overnight carrier, with written verification of receipt, or (iii) three (3) business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, at the address of the party set forth on the signature page of the Agreement (or at such other address as may be communicated to the notifying party in writing); provided, however, that only a nationally recognized overnight carrier shall be used to effectuate the delivery of any notices pursuant to this Section 8(f) to addresses outside the United States.

(g) Validity. If any provision of this Note shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(h) Transfer. This Note may be transferred by the Holder at any time, provided that such transfer complies with applicable securities laws and the limitations on transfer set forth in the Agreement. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Company’s obligation to pay such interest and principal.

(i) Loss or Mutilation of Note. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, together with indemnity reasonably satisfactory to the Company, in the case of loss, theft or destruction, or the surrender and cancellation of this Note, in the case of mutilation, the Company shall execute and deliver to the Holder a new promissory note of like tenor and denomination as this Note.

[Signatures Appear on Following Page]

IN WITNESS WHEREOF, the Company has caused this Note to be executed as of the date first above written.

ELLIPSE TECHNOLOGIES, INC.

By:
Ed Roschak
Chief Executive Officer

EXHIBIT B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

EXHIBIT C

SCHEDULE OF EXCEPTIONS

Pursuant to Section 3 of that certain Note Subscription Agreement, dated as of June 17, 2015 (the “Agreement”), by and among Ellipse Technologies, Inc., a Delaware corporation (the “Company”), and the persons and entities named on the Schedule of Lenders attached thereto as Schedule A (individually, a “Lender” and collectively, the “Lenders”), the Company hereby delivers this Schedule of Exceptions to the Lenders. The section numbers in this Schedule of Exceptions correspond to the section numbers in the Agreement. The Company has used its best efforts to cross-reference the exceptions stated herein to all applicable sections of Section 3 of the Agreement; however, any information disclosed herein under any section shall be deemed to be disclosed and incorporated in any other section of Section 3 of the Agreement where such disclosure would be appropriate and the relevance of such applicable disclosure is readily apparent. Capitalized terms used in this Schedule of Exceptions, unless otherwise specified, have the same meanings given them in the Agreement.

Nothing in this Schedule of Exceptions constitutes an admission to any third party of any liability or obligation of the Company to any third party. The inclusion of any schedule or information contained in a schedule does not indicate that the Company has determined that the schedule or information contained in the schedule, when considered individually or in the aggregate, is necessarily material to the Company.

3.10    Proprietary Information

(b) The following are consultants engaged in research and development activities that listed excluded works in the background technology page of their consulting agreement or did not sign such agreement, as indicated:

Consultant Name	Date of Agreement	Comments on Exhibit B – Background Technology
Burt Yaszay	12-20-2008	Excluded works
Brad Culbert	8-19-2011, 2-1-2012	Excluded works
Cahill, Patrick MD	12-3-2014	Did not complete
Christopher Iobst	3-14-2012	Did not complete
Danielle McNamara	1-8-2012	Excluded works
David Lowenberg	5-22-2011, 8-28-2012	Excluded works
Everett Van Zuiden	12-8-2014	Excluded works
Frank Schiedel MD	5-1-2014	Did not complete
Hazem Elsebaie	12-1-2009	Contract missing Background Technology page
Hilali Noordeen	10-1-2012	Excluded works
Jay Lenker	2-16-2006, 4-1-2010	Excluded works
Jeffrey S. Shilt	3-1-2008	Excluded works
Richard L. Quick	9-26-2006	Excluded works
Thompson Consulting, Inc.	12-20-2006	Excluded works
Tracy J. Watson	8-10-2011	Excluded works

University of Hong Kong	12-15-2009	Did not complete

The following are employees engaged in research and development activities that listed prior inventions in their proprietary information agreement or did not sign such agreement, as indicated:

Employee Name	Date of Agreement	Comments/Additional Information
Andrea Watt	10-29-2012	Prior Inventions; former employee
Blair Walker	8-18-2006	Prior Inventions; former employee
Dan Dongelmans	6-17-2014	Prior Inventions
Jeffrey Gilbert	8-18-2013	Prior Inventions; former employee
Matthew (Toby) Jacobs	1-26-2015	Prior Inventions
Niall Casey	3-31-2015	Prior Inventions

3.16      Obligations to Related Parties

MedFocus Management Company LLC service agreement dated January 1, 2015. The principals of MedFocus Management Company LLC are Michael Henson (Ellipse Board member, stockholder and option holder), Tracy Pearson (Ellipse officer, stockholder and option holder) and Jeffrey Valko (Ellipse stockholder and option holder).

3.18      Labor Agreements and Actions

Severance Agreement with Edmund Roschak dated May 5, 2015.